EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Vision-Sciences, Inc. (the Company) for the period ended June 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the report), the undersigned, Howard Zauberman, Interim Chief Executive Officer of the Company, and John M. Vittoria, Interim Vice President, Finance and Principal Accounting Officer and Principal Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1)	to my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2013	/s/ Howard I. Zauberman Howard I. Zauberman Interim Chief Executive Officer

Dated: August 14, 2013	/s/ John M. Vittoria John M. Vittoria Interim Vice President, Finance and Principal Accounting Officer and Principal Financial Officer